Exhibit 10.41

                          REGISTRATION RIGHTS AGREEMENT


            AGREEMENT dated as of July 15,1999 (the "Effective Date") by and between Interneuron Pharmaceuticals, Inc., a Delaware corporation ("IPI"), and Intercardia, Inc., a Delaware corporation (the "Company").

            WHEREAS, pursuant to an Exchange Agreement, dated as of the date hereof, between IPI and the Company (the "Exchange Agreement"), IPI is (i) acquiring on the date hereof, 65% of the limited liability interests of CPEC in exchange for the redemption by the Company of (x) 4,229,381 shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), net of the number (281,703) of shares (the "Retained Shares") of common stock equal to the Second Merger Installment (as defined in the Merger Agreement) and (y) cancellation of a promissory note issued by the Company to IPI;

            WHEREAS, pursuant to an Amended and Restated Limited Liability Company Agreement dated as of the date hereof, among CPEC, IPI and the Company (the "LLC Agreement"), IPI may receive from the Company from time to time additional shares of Common Stock (the "CPEC Milestone Shares") in exchange for IPI issuing to the Company shares of Common Stock, $.001 par value, of IPI pursuant to the Acquisition Agreement dated as of May 13, 1994;

            WHEREAS, pursuant to an Agreement and Plan of Merger dated as of March 2, 1998 by and among the Company, IPI and Transcell Technologies, Inc. (the "Merger Agreement"), IPI is entitled to receive additional shares of Common Stock (the "Merger Shares") in February 2000 , as the Third Merger Installment, respectively, of the Merger Consideration (each as defined in the Merger Agreement and, under the Exchange Agreement, has waived payment of the Second Merger installment);

            WHEREAS, pursuant to an Assignment and Assumption and Royalty Agreement dated as of May 8, 1998 between the Company and IPI (the "Royalty Agreement"), IPI is entitled to receive certain royalties from the Company which are payable in shares of Common Stock (the "Royalty Shares") (unless the Company and IPI agree that such royalties may be paid in cash);

            The Company and IPI wish to establish certain rights and obligations with respect to the shares of Common Stock IPI owns and may receive pursuant to any of the agreements referred to above.

            NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, IPI and the Company agree as follows:

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     1. DEFINITIONS. In this Agreement, the following terms shall have the meaning specified, unless the context otherwise requires:

     1.1 "Affiliate" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. The term "control" means the ownership, directly or indirectly, of over 50% of the voting securities or interests of the Person in question, or the right to receive over 50% of the profits or earnings of a Person, or the power to direct or cause the direction of the management and policies of that Person, whether by contract or otherwise.

     1.2 "Contingent Shares" shall mean the CPEC Milestone Shares, the Merger Shares and/or the Royalty Shares.

     1.3 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor act, all as the same shall be in effect at the time.

     1.4 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     1.5 "Registrable Securities" means the Retained Shares and/or the Contingent Shares, provided that all such securities shall no longer be registrable securities at such time as they are eligible for sale under Rule 144 under the Securities Act during any one three-month period.

     1.6 "Registration Expenses" means all expenses incident to the Company's performance of or compliance with SECTION 2, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursement of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, all printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, but excluding any fees and expenses of counsel for holders of Registrable Securities or any underwriting discounts and commissions applicable to the Registrable Securities.

     1.7 "SEC" means the Securities and Exchange Commission.

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     1.8 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor act, all as the same shall be in effect at the time.

     1.9 "Transfer" means any sale, bequest, exchange, assignment or gift, the creation of any security interest or other encumbrance and any other disposition of any kind, whether voluntary or involuntary, affecting title to or possession of any of the Registrable Securities.


     2. REGISTRATION RIGHTS.

                            2.1 DEMAND REGISTRATION.

     2.1.1 Upon request by IPI at any time or from time to time after the Effective Date, the Company shall file a registration statement on Form S-3, if available and if not available, on such other form which is available and suitable for a secondary offering of securities under the Securities Act (the "Resale Registration Statement") with regard to any Registrable Securities held by or issuable to IPI, as soon as practicable, but no later than 30 days after such request, to the end that the Registrable Securities may be publicly sold under the Securities Act thereafter, subject to the provisions of this Agreement, and the Company will use its best efforts to cause such registration to become effective as soon thereafter as practicable; provided, that IPI shall furnish the Company with appropriate information relating to IPI and in connection therewith as the Company may reasonably request.

     2.1.2 All Registration Expenses in connection with the Resale Registration Statement under this SECTION 2.1 shall be borne by the Company, except that IPI shall bear the fees of its own counsel and any underwriting discounts or commissions applicable to any of the Registrable Securities sold by it.

     2.1.3 Pursuant to this SECTION 2.1, the Company shall not be obligated to effect more than two Resale Registration Statements per year. A Resale Registration Statement will not be deemed to have been effected unless it has become effective.

     2.1.4 The provisions of this SECTION 2.1 shall be subject to the condition that if:

          2.1.4.1 prior to filing of the Resale Registration Statement, the Company has fixed plans (as evidenced by a resolution of the Board of Directors of the Company adopted prior to the date the Company receives such request) to engage in, or has become party to an agreement or letter of intent contemplating, a public offering of Common Stock for its own account through one or more underwriters proposing to underwrite such offering on a firm


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     commitment basis (or, if such offering involves the issuance of rights to stockholders of the Company, on a standby basis), then the Company shall either: (a) include Registrable Securities, subject to the provisions of SECTION 2.4 herein or (b) file a Resale Registration Statement within ninety (90) days after the effectiveness (or such shorter period as the managing underwriter of such offering may agree) or abandonment of the registration statement relating to the offering; or

          2.1.4.2 prior to filing of the Resale Registration Statement, the Company has become party to an agreement or letter of intent or filed materials with the SEC contemplating a material business acquisition by the Company, whether by way of merger, consolidation, acquisition of assets, acquisition of securities or otherwise, and, if such proposed acquisition were consummated, the Company would be required to include in such registration statement financial statements and/or other information concerning the business of any other party to such proposed acquisition, then the Company may delay the filing of the Resale Registration Statement to a date after such business combination has become effective; or

          2.1.4.3 prior to the filing of the Resale Registration Statement, the Company has become party to an agreement or letter of intent contemplating a merger or consolidation of the Company into or with, or a sale or transfer of all or substantially all of the business and assets of the Company to, any other corporation or entity, then the Company may delay the filing of the Resale Registration Statement to a date after the transaction contemplated by such agreement or letter of intent becomes effective or is abandoned.

                  2.2 PIGGY-BACK AND INCIDENTAL REGISTRATION.

     2.2.1 Subject to the provisions of SECTION 2.4.3 hereof, if at any time after the Effective Date, the Company proposes to register any securities under the Securities Act, whether or not for sale for its own account or for the account of any security holder (other than securities to be issued pursuant to an employee compensation program or securities issued in a merger, acquisition or similar transaction) in a manner and on a form which would permit registration of Registrable Securities for sale to the public under the Securities Act, it may each such time give written notice to IPI of its intention to do so and, upon the written request of IPI made within ten (10) business days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by IPI), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by IPI thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the

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effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to IPI and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

     2.2.2 A registration effected under this SECTION 2.2 shall relieve the Company of its obligation to effect a Resale Registration Statement under
SECTION 2.1, if the registration effected under this SECTION 2.2 includes Registrable Securities.

     2.2.3 the Company will pay all Registration Expenses in connection with any registration of Registrable Securities pursuant to this SECTION 2.2, except that IPI shall bear the fees of its own counsel and any underwritten discounts or commissions applicable to any of the Registrable Securities sold by it.

     2.3 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of SECTION 2.1 OR 2.2 to effect the registration of Registrable Securities under the Securities Act, the Company will, subject to the provisions of SECTION 2.4:

     2.3.1 prepare and file with the SEC a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed the period expiring on the earlier of (i) the sale of all the Registrable Securities or (ii) the date on which all the Registrable Securities become eligible for resale under Rule 144 during any three-month period;

     2.3.2 prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to comply with the provisions of the Securities Act for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed the period expiring on the earlier of (i) the sale of all the Registrable Securities or (ii) the date on which all the Registrable Securities become eligible for resale under Rule 144 during any three-month period;

     2.3.3 furnish to IPI such number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as IPI may reasonably request, in conformity with the requirements of the Securities Act, in order to facilitate the public offering of the Registrable Securities;

     2.3.4 use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as IPI may reasonably request, except that the Company shall not for any purpose be required to qualify to do business as a foreign corporation or execute a general consent to service of process in any jurisdiction wherein it is not so qualified;

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     2.3.5 notify IPI after the Company shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

     2.3.6 for a period expiring on the earlier of (i) the sale of all the Registrable Securities or (ii) the date on which all the Registrable Securities become eligible for resale under Rule 144 during any three-month period, prepare and file with the SEC and notify IPI of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

     2.3.7 advise IPI after the Company shall receive notice thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement and use its best efforts to obtain its withdrawal;

     2.3.8 use its best efforts to list such securities on each securities exchange on which the Common Stock are then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange.

                          2.4 UNDERWRITTEN OFFERINGS.

     2.4.1 UNDERWRITTEN OFFERINGS IN CONNECTION WITH DEMAND REGISTRATION. Whenever a Resale Registration Statement pursuant to SECTION 2.1 is effected through an underwritten offering, securities owned by other holders may be included in such registration without the consent of IPI, subject to the terms hereof. The underwriter shall be selected by IPI and shall be reasonably acceptable to the Company. Notwithstanding any other provision contained herein, if the underwriters determine that the amount of Registrable Securities to be sold in any such underwritten offering should be limited due to market conditions or otherwise, all holders of securities other than IPI proposing to sell their securities in such underwriting and registration shall participate, if at all, pro rata in the securities being underwritten, such participation to be based on the number of shares of Common Stock (on an as-converted basis, if applicable, solely for purposes of determining participation rights) as to which registration was requested by such holders.

     2.4.2 UNDERWRITING AGREEMENT IN CONNECTION WITH DEMAND REGISTRATION STATEMENT. If requested by the underwriters for any offering pursuant to a Resale Registration Statement, IPI and any other holder of securities desiring to include securities in such registration, shall be a party to an underwriting agreement for such offering, such agreement

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to contain such representations and warranties by the Company, and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities and rights to contribution to the effect and to the extent provided in ARTICLE 3 and the other securities shall be included in the offering on the same financial terms as the Registrable Securities being sold by the underwriters.

     2.4.3 UNDERWRITTEN OFFERINGS IN CONNECTION WITH "PIGGY-BACK" AND INCIDENTAL REGISTRATIONS. Subject to SECTION 2.2, if at any time the Company proposes to register any Registrable Securities under the Securities Act for sale for its own account or for the account of any security holder and such Registrable Securities are to be distributed by or through one or more underwriters, and Registrable Securities are included in such registration pursuant to the terms of SECTION 2.2 herein, then IPI shall be a party to the underwriting agreement between the Company and such underwriters, such agreement to contain such representations and warranties by the Company, and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities and rights to contribution to the effect and to the extent provided in ARTICLE 3. The Company may also require that the Registrable Securities requested for inclusion pursuant to this SECTION 2.4.3 be included in the offering on the same financial terms as the securities otherwise being sold through the underwriters. If in the good faith judgment of the managing underwriter of such underwritten public offering, the inclusion of any or all of the Registrable Securities requested for inclusion pursuant to this
SECTION 2.4.3 together with any other Registrable Securities which have similar piggyback registration rights (such securities and the Registrable Securities being collectively referred to as the "Requested Stock") would jeopardize the success of the offering, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of Common Stock (on an as-converted basis, if applicable, solely for purposes of determining participation rights)) among the holders thereof requesting such registration or excluded in their entirety if so required by such managing underwriter.

     2.5 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give IPI and its underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of counsel to the Company, to conduct a reasonable investigation within the meaning of the Securities Act. IPI shall furnish to the Company such information regarding IPI and the distribution proposed by IPI as the Company may reasonably request and as shall be required in connection with any registration referred to in this SECTION 2.

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                      3. INDEMNIFICATION AND CONTRIBUTION.

     3.1 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under SECTION 2:

     3.1.1 The Company will indemnify and hold harmless and will reimburse IPI, its officers, directors, employees or agents, each underwriter, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Controlling Person") from and against, any and all loss, damage, liability, cost and expense, including reasonable attorney's fees and expenses, joint or several, to which they, or any of them, may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses arise out of or are based on (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration; provided, HOWEVER, that the Company will not be liable in any such case to the extent that (i) any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon information furnished in writing by or on behalf of IPI specifically for use in the preparation thereof or (ii) a copy of the Prospectus was not delivered by or on behalf of IPI to such person unless the failure is the result of noncompliance by the Company with Section 2.3.3 hereof.

     3.1.2 IPI will indemnify and hold harmless and will reimburse the Company, its directors and officers, any Controlling Person and any underwriter from and against any and all loss, damage, liability, cost or expense, including reasonable attorneys' fees and expenses, joint or several, to which they, or any of them, may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon written information furnished by or on behalf of IPI specifically for use in the preparation thereof. IPI shall not be obligated hereunder to indemnify the Company for any amount paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of IPI (which consent shall not be unreasonably withheld). In no event, however, shall the liability of IPI for indemnification under this
SECTION 3.1.2 exceed the proceeds received by IPI from its sale of Registrable Securities under such registration statement.

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     3.1.3 Promptly after receipt by an indemnified party pursuant to the provisions of SECTION 3.1.1 OR 3.1.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of SECTION 3.1.1 OR 3.1.2, promptly notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party unless such failure to give notice shall materially prejudice the indemnifying party in the defense of such claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, PROVIDED, HOWEVER, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnified party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select one separate counsel to participate in the defense of such action on behalf of such indemnified party or parties at the expense of the indemnifying party unless in the reasonable judgment of the indemnified parties a conflict of interest may exist among such indemnified parties, in which event the indemnified parties shall be obligated to pay the fees and expenses of such additional counsel. An indemnified party may retain its own counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said SECTION
3.1.1 OR 3.1.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                               3.2 CONTRIBUTION.

     3.2.1 If the indemnification provided for in SECTION 3.1.1 OR 3.1.2 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or

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alleged omission to state a material fact, such statement or omission has been made by, or relates to information supplied by, such indemnifying party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in SECTION 3.1.3, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 3.2.1 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in SECTION 3.2.1. In no event, however, shall IPI be required to contribute any amount under this SECTION 3.2.1 in excess of the proceeds received by IPI from its sale of Registrable Securities under such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                               4. MISCELLANEOUS.

     4.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in Delaware, without giving effect to any choice of law or other conflict of law provision or rule.

     4.2 ASSIGNMENT. Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the successors of the Company and its successors and assigns and IPI and any subsequent holders of Registrable Securities and the respective successors and assigns of each of them.

     4.3 NOTICES. Any notice or other communication under this Agreement shall be considered given and received when (i) delivered personally in writing, (ii) received by registered mail, return receipt requested or (iii) sent by facsimile, with a copy confirmed by registered mail, return receipt requested, by the parties at the following addresses and telecopier numbers (or at such other addresses and telecopier numbers as a party may specify by notice to the others):

                  If to the Company:

                  Intercardia, Inc.
                  P.O. Box 14287
                  3200 East Highway 54
                  Cape Fear Building, Suite 300
                  Research Triangle Park, NC  27709


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                  Attention: President
                  Fax No.: (919) 544-1245

                  with a copy to:

                  Wyrick Robbins Yates & Ponton LLP
                  4101 Lake Boone Trail
                  Suite 300
                  Raleigh, NC  27607
                  Attention: Donald R. Reynolds, Esq.
                  Fax No.: (919) 781-4865

                  If to IPI:

                  Interneuron Pharmaceuticals, Inc.
                  99 Hayden Avenue
                  Lexington, MA 02421
                  Attention:  President
                  Fax No.:  (781) 862-3859

                  with a copy to:

                  Bachner Tally Polevoy & Misher LLP
                  380 Madison Avenue
                  New York, NY 10017
                  Attention: Jill M. Cohen, Esq.
                  Fax No.: (212) 682-5729


     4.4 TITLES AND SUBTITLES. The titles of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     4.5 COUNTERPARTS; FACSIMILE. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may be executed by facsimile, which shall be deemed an original.

     4.6 FURTHER ASSURANCES. Each of the Company and IPI agree to take such actions and execute such documents as is necessary to carry out the intents and purposes of this Agreement and the transactions contemplated hereby.

     4.7 COMPLETE AGREEMENT; MODIFICATION AND TERMINATION. This Agreement contains a complete statement of all the arrangements among the parties with respect to its subject matter, supersedes all existing agreements among them concerning that subject matter and cannot be changed or terminated except in writing signed by all of the parties.

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      IN WITNESS WHEREOF, each Party has caused its duly authorized representative to execute this Agreement as of the date first above written.


                                     INTERNEURON PHARMACEUTICALS, INC.

                                     By:/s/ MICHAEL W. ROGERS
                                        ----------------------------
                                         Name: Michael W. Rogers
                                         Title: Executive Vice President


                                     INTERCARDIA, INC.

                                     By: /s/ Richard W. Reichow
                                        -------------------------------
                                         Name: Richard W. Reichow
                                         Title: Executive Vice President & CFO

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